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                                                                    Exhibit 10.1

                               AMENDMENT NO. 2 TO
                            INDEMNIFICATION AGREEMENT


                                  June 26, 1997


Starwood Lodging Trust
2231 East Camelback Road, Suite 410
Phoenix, Arizona 85016

                  Re:      Indemnification Agreement

Gentlemen:

                  Please refer to the Indemnification Agreement (the "Agreement") dated as of March 1, 1996, and Amendment No. 1 to
Indemnification Agreement ("Amendment No. 1"), each between Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust") and the undersigned.

                  Defined terms used herein have the same meaning as in the Agreement.

                  The Agreement as previously amended and clarified is hereby further amended and clarified as follows (paragraph numbers below correspond to the Article or Section numbers of the Agreement affected by that paragraph):

                  2. The obligation to indemnify set forth in Article 2 of the Agreement is intended to include the obligation to advance expenses to Indemnitee.

                  4. The first paragraph of Article 4 of the Agreement is without limitation on the provisions of Article 2 of the Agreement.

                  5. The exceptions to the indemnification obligations under
Article 3 and the expense advance obligations under Article 4, as set forth in subparagraphs (a) through (f) of Article 5, are subject to any contrary determination by a court of competent jurisdiction.

                  11. The reference to Article 4 in Section 11(a)(i) and the reference to Article 3 in Section 11(b) shall be deemed to include in each case a reference to Article 2 as well.

                                Yours very truly,



AGREED TO:

Starwood Lodging Trust,
a Maryland real estate investment trust


By:_________________________________

Its:________________________________